PROSHARES TRUST
ProShares Russell 2000 High Income ETF
(the “Fund”)
Supplement dated September 4, 2024
to the Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information
(dated September 4, 2024, as supplemented or amended)
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The Fund is not yet available for sale.
For more information, please contact the Fund at 1-866-776-5125.
Please retain this supplement for future reference.